STATE OF MISSOURI)
)
ST. LOUIS COUNTY)

ORDINANCE NO. 24,182

BILL NO. ______

RESOLUTION NO. ______

OTHER: ______

*I, **GENEVIEVE M. FRANK**, County Clerk in and for said County, hereby certify the attached document(s) identified above to be a true copy of records on file in the Office of the County Clerk.*

IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed the seal of said County at Office in Clayton, this 16th day of November, 2009.

GENEVIEVE M. FRANK
COUNTY CLERK

By ______
JEANETTE O. HOOK
Deputy County Clerk

BILL NO. 304, 2009

ORDINANCE NO. 24,182, 2009

Introduced by Councilmember Burkett

AN ORDINANCE

AUTHORIZING AMENDMENTS OF CERTAIN EXISTING AGREEMENTS ENTERED INTO BY ST. LOUIS COUNTY, MISSOURI, IN CONNECTION WITH THE ISSUANCE OF ITS TAXABLE INDUSTRIAL REVENUE BONDS (EDWARD JONES MARYLAND HEIGHTS PROJECT), SERIES 2008, IN A PRINCIPAL AMOUNT NOT TO EXCEED $246,000,000.00 FOR THE PURPOSE OF PROVIDING FUNDS TO PAY THE COSTS OF PURCHASING AND CONSTRUCTING A FACILITY FOR AN INDUSTRIAL DEVELOPMENT PROJECT IN THE COUNTY; AUTHORIZING THE COUNTY TO ENTER INTO CERTAIN RESTATED, AMENDED AND ADDITIONAL AGREEMENTS AND TO TERMINATE CERTAIN OTHER AGREEMENTS IN CONNECTION WITH THE PRIVATE FINANCING FOR THE PROJECT; AND AUTHORIZING THE COUNTY TO TAKE CERTAIN OTHER ACTIONS IN CONNECTION THEREWITH.

WHEREAS, St. Louis County, Missouri, a constitutional charter county and political subdivision of the State of Missouri (the "*County*"), is authorized and empowered pursuant to the provisions of Article VI, Section 27(b) of the Missouri Constitution, Sections 100.010 through 100.200, inclusive, of the Revised Statutes of Missouri (RSMo) (collectively, the "*Act*"), and the County Charter, to purchase, construct, extend and improve certain projects (as defined in Section 100.010 RSMo) and to issue industrial development revenue bonds for the purpose of providing funds to pay the costs of such projects and to lease or otherwise dispose of such projects to private persons or corporations for manufacturing, commercial, warehousing and industrial development purposes upon such terms and conditions as the County shall deem advisable; and

WHEREAS, pursuant to the Act the County approved a Plan for a proposed industrial development project which includes: (i) acquisition of an approximately twenty six (26) acre parcel of land (the "*Project Site*"), located west of Progress Parkway in Maryland Heights, Missouri, (ii) construction on the Project Site of certain real property improvements (the "*Project Improvements*"), (iii) construction within the Project Improvements of certain tenant improvements (the "*Tenant Improvements*"), (iv) acquisition and installation of certain equipment and personal property as described in the Bond Documents (the "*Project Equipment*" and, collectively with the Project Improvements, the Tenant Improvements and the Project Site, the "*Project*"); and

WHEREAS, the Project will be performed in phases each of which consists of a new office building and accompanying parking structure for use by The Jones Financial Companies, L.L.L.P., a Missouri limited liability limited partnership, its successors and assigns ("*JFC*"), including its affiliates EDJ Leasing Co., L.P., a Missouri limited partnership, its successors and assigns ("*EDJ Leasing*") and Edward D. Jones & Co., L.P., a Missouri limited partnership, its successors and assigns ("*EDJ Co*" and

together with JFC and EDJ Leasing, "*Edward Jones*"), as an expansion of facilities on its Maryland Heights campus which serves Edward Jones, a brokerage firm headquartered in St. Louis County, Missouri; and

WHEREAS, pursuant to Ordinance No. 23,575, adopted by the County Council of the County on April 8, 2008, the County authorized the issuance of its (i) Taxable Industrial Revenue Bonds (Edward Jones Maryland Heights Project - Project Improvements), Series 2008A, (the "*Original 2008A Bonds*"), for the purpose of providing funds to pay the costs of the Project Improvements; (ii) Taxable Industrial Revenue Bonds (Edward Jones Maryland Heights Project - Tenant Improvements), Series 2008B, the "*Original 2008B Bonds*"), for the purpose of providing funds to pay the costs of the Tenant Improvements; and (iii) Taxable Industrial Revenue Bonds (Edward Jones Maryland Heights Project - Project Equipment), Series 2008C,(the "*Original 2008C Bonds*" and together with the 2008A Bonds and the 2008B Bonds, the "*Original Bonds*"), for the purpose of providing funds to pay the costs of the Project Equipment; and

WHEREAS, the County (i) executed and delivered a trust indenture (the "*Original 2008A Indenture*") with Commerce Bank, N.A., Kansas City, Missouri, as Trustee (the "*Trustee*"), for the purpose of issuing and securing the Original 2008A Bonds, (ii) entered into a lease agreement with EDJ Leasing (the "*Original 2008A Lease*"), under which the County leased the Project Site and Project Improvements to EDJ Leasing, all in consideration of Rental Payments, which are to be sufficient to pay the principal of and interest on the Original 2008A Bonds as the same become due, and (iii) entered into a Future Advance Deed of Trust and Security Agreement (the "*Original Mortgage*") among the County, the mortgage trustee named therein and the Trustee, under which the County pledged its interest in the Project Site and Project Improvements as security for the Original 2008A Bonds; and

WHEREAS, the County (i) executed and delivered a trust indenture (the "*Original 2008B Indenture*") with the Trustee, for the purpose of issuing and securing the Original 2008B Bonds, and (ii) entered into a lease agreement (the "*Original 2008B Lease*") with EDJ Co, under which the County leased the Tenant Improvements to EDJ Co, all in consideration of Rental Payments, which are to be sufficient to pay the principal of and interest on the Original 2008B Bonds as the same become due; and

WHEREAS, the County (i) executed and delivered a trust indenture with the Trustee (the "*Original 2008C Indenture*") for the purpose of issuing and securing the Original 2008C Bonds, and (ii) entered into a lease agreement (the "*Original 2008C Lease*") with EDJ Co, under which the County leased the Project Equipment to EDJ Co, all in consideration of Rental Payments, which are to be sufficient to pay the principal of and interest on the Original 2008C Bonds as the same become due; and

WHEREAS, the County and Edward Jones, entered into a Performance Agreement (the "*Original Performance Agreement*") under which Edward Jones agreed to maintain existing jobs and create and maintain new jobs in the County and agreed to make certain payments (the "*Payments*") to the County in consideration of the County issuing the Original Bonds; and

WHEREAS, in connection with the issuance of the Original Bonds, the County and Edward Jones entered into an Indemnity Agreement (the "*Original Indemnity Agreement*") under which

Edward Jones provided certain indemnities regarding Hazardous Materials; and

WHEREAS, Edward Jones has requested the County to entered into certain amendments to the above-described documents and enter into certain additional documents to facilitate certain private financing in connection with each separate phase of the Project; and

WHEREAS, Edward Jones has requested the County to issue: (i) a new series of bonds (the "*Series 2008A-1 Bonds*") in the principal amount of $51,665,000 to replace and to be exchanged for the portion of the Original Bonds which financed the Phase I Project Site and the Phase I Project Improvements, and (ii) a second new series of bonds (the "*Series 2008A-2 Bonds*") in the principal amount of not to exceed $96,242,000 to replace and to be exchanged for the portion of the Original Bonds which financed the Phase II Project Site and the Phase II Project Improvements, and the Bondowners of such Original Bonds have agreed to such exchange; and

WHEREAS, Edward Jones has requested the County to issue: (i) a new series of bonds (the "*Series 2008B-1 Bonds*") in the principal amount of $22,593,000 to replace and to be exchanged for the portion of the Original Bonds which financed the Phase I Tenant Improvements, and (ii) a second new series of bonds (the "*Series 2008B-2 Bonds*") in the principal amount of not to exceed $41,500,000 to replace and to be exchanged for the portion of the Original Bonds which financed the Phase II Tenant Improvements, and the Bondowners of such Original Bonds have agreed to such exchange; and

WHEREAS, Edward Jones has requested the County to issue: (i) a new series of bonds (the "*Series 2008C-1 Bonds*") in the principal amount of $12,855,000 to replace and to be exchanged for the portion of the Original Bonds which financed the Phase I Project Equipment, and (ii) a second new series of bonds (the "*Series 2008C-2 Bonds*") in the principal amount of not to exceed $21,145,000 to replace and to be exchanged for the portion of the Original Bonds which financed the Phase II Project Equipment, and the Bondowners of such Original Bonds have agreed to such exchange; and

WHEREAS, The County Council of the County finds and determines that it is necessary and desirable that the County take certain actions and approve the execution of certain documents as herein provided.

NOW, THEREFORE,

BE IT ORDAINED BY THE COUNTY COUNCIL OF ST. LOUIS COUNTY, MISSOURI, AS FOLLOWS:

<u>SECTION 1</u>. **Authorization of the Bonds.** The County is hereby authorized to issue and sell the Series 2008A-1 Bonds, Series 2008A-2 Bonds, Series 2008B-1 Bonds, Series 2008B-2 Bonds, Series 2008C-1 Bonds, Series 2008C-2 Bonds (collectively, the "*Bonds*") as described in the recitals hereto for the purpose of providing funds to pay the costs of the Project. The Bonds shall be issued and secured pursuant to the respective indentures described below and shall have such terms, provisions, covenants and agreements as are set forth in the respective indentures. The Bonds shall be purchased by EDJ Co and or EDJ Leasing pursuant to the provisions of a Bond Purchase Agreement as described in **Section 3** hereof and on issuance and

delivery of the Bonds the Original 2008A Bonds, the Original 2008B Bonds and the Original 2008C Bonds shall be cancelled.

SECTION 2. Limitation on Liability. The Bonds and the interest thereon shall be limited obligations of the County payable solely out of certain payments, revenues and receipts derived by the County from the respective leases as described in the respective indenture securing each respective series of Bonds. The Bonds and the interest thereon shall not constitute general obligations of the County or the State of Missouri (the *"State"*), and neither the County nor the State shall be liable thereon. The Bonds shall not constitute an indebtedness within the meaning of any constitutional, charter or statutory debt limitation or restriction, and are not payable in any manner by taxation.

SECTION 3. Authorization of Documents. The County is hereby authorized to entered into the following documents (collectively the *"Amended Bond Documents"*), in substantially the forms attached hereto, with such changes therein as shall be approved by the officers of the County executing such documents, such officers' signatures thereon being conclusive evidence of their approval and the County's approval thereof to address certain rights and obligations of the parties pursuant to such documents:

a) Bond Purchase Agreement, between the County and EDJ Co and EDJ Leasing.
b) Amended and Restated Trust Indenture, between the County and the Trustee, securing the Series 2008A-1 Bonds.
c) Amended and Restated Trust Indenture, between the County and the Trustee, securing the Series 2008A-2 Bonds.
d) Amended and Restated Trust Indenture, between the County and the Trustee, securing the Series 2008B-1 Bonds.
e) Amended and Restated Trust Indenture, between the County and the Trustee, securing the Series 2008B-2 Bonds.
f) Amended and Restated Trust Indenture, between the County and the Trustee, securing the Series 2008C-1 Bonds.
g) Amended and Restated Trust Indenture, between the County and the Trustee, securing the Series 2008C-2 Bonds.
h) Amended and Restated Lease Agreement, between the County and EDJ Leasing, related to the Series 2008A-1 Bonds.
i) Amended and Restated Lease Agreement, between the County and EDJ Leasing, related to the Series 2008A-2 Bonds.
j) Amended and Restated Lease Agreement, between the County and EDJ Leasing, related to the Series 2008B-1 Bonds.
k) Amended and Restated Lease Agreement, between the County and EDJ Leasing, related to the Series 2008B-2 Bonds.
l) Amended and Restated Lease Agreement, between the County and EDJ Leasing, related to the Series 2008C-1 Bonds.
m) Amended and Restated Lease Agreement, between the County and EDJ Leasing, related to the Series 2008C-2 Bonds.

n) Amended and Restated Indemnity Agreement, among Edward Jones, the County and the Trustee related to the Phase I Project Site, Phase I Project Improvements and Phase I Tenant Improvements.
o) Amended and Restated Indemnity Agreement, among Edward Jones, the County and the Trustee related to the Phase I Project Equipment.
p) Amended and Restated Indemnity Agreement, among Edward Jones, the County and the Trustee related to the Phase II Project Site, Phase II Project Improvements and Phase II Tenant Improvements.
q) Amended and Restated Indemnity Agreement, among Edward Jones, the County and the Trustee related to the Phase II Project Equipment.
r) Deed of Trust related to the Phase I Project Site, Phase I Project Improvements and Phase I Tenant Improvements.
s) Deed of Trust related to the Phase II Project Site, Phase II Project Improvements and Phase II Tenant Improvements.
t) Security Agreement related to the Phase I Project Equipment.
u) Security Agreement related to the Phase II Project Equipment.
v) Performance Agreement Regarding Obligations, between Edward Jones and the County relating to the 2008A-1 Bonds and the 2008B-1 Bonds.
w) Performance Agreement Regarding Obligations, between Edward Jones and the County relating to the 2008C-1 Bonds.
x) Performance Agreement Regarding Obligations, between Edward Jones and the County relating to the 2008A-2 Bonds and the 2008B-2 Bonds.
y) Performance Agreement Regarding Obligations, between Edward Jones and the County relating to the 2008C-2 Bonds.
z) Performance Agreement Regarding Jobs among Edward Jones and the County.

SECTION 4. Execution of Documents and Termination of Original Agreements. The County Executive is hereby authorized to execute each series of the Bonds and to deliver the Bonds to the Trustee for authentication for and on behalf of and as the act and deed of the County in the manner provided in the respective Indenture securing such series of Bonds. The County Executive is hereby authorized and directed to execute and deliver the Amended Bond Documents and such other documents, certificates and instruments as may be necessary or desirable to carry out and comply with the intent of this Ordinance for and on behalf of and as the act and deed of the County. The Administrative Director of the County is hereby authorized and directed to attest to the Amended Bond Documents, and such other documents, certificates and instruments as may be necessary or desirable to carry out and comply with the intent of this Ordinance. On execution and delivery of the Amended Bond Documents, the Original 2008A Lease, the Original 2008B Lease, the Original 2008C Lease, the Original 2008A Indenture, the Original 2008B Indenture, the Original 2008C Indenture, the Original Indemnity Agreement, the Original Performance Agreement and the Original Mortgage shall be terminated.

SECTION 5. Further Authority.

a) The County shall, and the officers, agents and employees of the County are hereby authorized and directed to,

take such further action, and execute such other documents, certificates and instruments as may be necessary or desirable to carry out and comply with the intent of this Ordinance, to carry out the acquisition, construction and furnishing of the Phase I Project and Phase II Project, and to carry out, comply with and perform the duties of the County with respect to the Bonds. The County Executive is hereby authorized, through the term of the Leases described in Section 3, subparagraphs (h) through (m) above (collectively, the "**Leases**"), to execute all documents on behalf of the County (including documents pertaining to the transfer of property and certificates regarding default and estoppel) as may be required to carry out and comply with the intent of this Ordinance and the Bond Documents.

b) The County shall, and the officers, agents and employees of the County are hereby authorized and directed to, take such further action, and execute such other documents, certificates and instruments as may be necessary or desirable in connection with the filing of any subdivision plats of the Project Site, to confirm and grant or release the County's ownership interests (and the Trustee's interests under the Indentures, Leases, Deeds of Trust or Security Agreements) related to the Phase I Project Site, Phase I Project Improvements, Phase I Tenant Improvements, Phase I Project Equipment, Phase II Project Site, Phase II Project Improvements, Phase II Tenant Improvements and Phase II Project Equipment as to any easement, license, right-of-way or other right or privilege, as authorized in the Leases, to release and convey the roadway right of way known as Edward Jones Boulevard for dedication to the City of Maryland Heights and to release and convey any portion of the Project Site which is not needed for the Phase I or Phase II Project.

SECTION 6. Effective Date. This Ordinance shall be in full force and effect in accordance with the provisions of the County Charter.

ADOPTED: NOVEMBER 10, 2009

APPROVED: NOVEMBER 12, 2009

ATTEST: [signature]
ADMINISTRATIVE DIRECTOR

APPROVED AS TO LEGAL FORM:
[signature]
COUNTY COUNSELOR

[signature]
CHAIR, COUNTY COUNCIL

[signature]
COUNTY EXECUTIVE